Rule 497(e)
File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated February 11, 2011
to the Prospectus dated April 30, 2010
for the Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

The Board of Directors of the DWS Strategic Value VIP fund has approved a proposed merger of the DWS Strategic Value VIP fund into the DWS Large Cap Value VIP fund.  The proposed merger will occur on or about May 1, 2011.

On the effective date of the merger, all references in the Prospectus to the DWS Strategic Value VIP fund will be replaced with the DWS Large Cap Value VIP fund.

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The Board of Directors of the DWS Health Care VIP fund has approved a proposed merger of the DWS Health Care VIP fund into the DWS Capital Growth VIP fund.  The proposed merger will occur on or about May 1, 2011.

On the effective date of the merger, all references in the Prospectus to the DWS Health Care VIP fund will be replaced with the DWS Capital Growth VIP fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2010. Please keep this supplement for future reference.